EXHIBIT 99.1
                                                                    ------------


                     THE FIRST AMERICAN CORPORATION REPORTS
                        RECORD-BREAKING QUARTERLY RESULTS
                  --Second Quarter Revenues, Net Income and EPS
                    Highest in Company's 114-Year History--

SANTA ANA, Calif., July 23, 2003 - The First American Corporation (NYSE: FAF), the nation's leading diversified provider of business information and related products and services, today announced record-breaking results for the second quarter ended June 30, 2003:

                                                Three Months Ended                              Six Months Ended
                                                     June 30                                         June 30
                                      ---------------        ----------------       ----------------         -----------------
                                            2003                 2002 (A)                 2003 (A)                   2002
                                      ---------------        ----------------       ----------------         -----------------
Total revenues                         $ 1.54 billion        $ 1.09 billion         $   2.88 billion         $   2.13 billion
Income before income taxes
    and minority interests             $239.8 million        $ 80.1 million         $  403.2 million         $  168.6 million
Net income                             $127.5 million        $ 40.1 million         $  215.1 million          $  84.2 million
Net income per diluted share                    $1.47                 $0.51                    $2.53                    $1.07

(A) Includes a $13.6 million pretax investment loss relating to the write down of WorldCom Bonds, $8.1 million on an after-tax basis, or 10 cents per diluted share.

Summary of Operations

     "We achieved a company milestone with our phenomenal second quarter results," stated Parker S. Kennedy, president of The First American Corporation. "Our 2003 second quarter revenues, net income and earnings per share were the highest quarterly results in the company's 114-year history, far exceeding our record-breaking 2003 first quarter. Second quarter earnings benefited significantly by production efficiencies in our Title segment resulting from our FAST technology and related infrastructure cost-cutting initiatives, which

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First American Reports Record-Breaking Quarterly Results
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helped  increase  profit  margins.  Also  contributing  to the company's  second quarter performance were record transaction volumes for new home sales, resales and refinancings."

Quarterly Financial Highlights

Financial Services Group:

     - Record revenues for the second quarter 2003 were $1.17 billion, an increase of 36 percent when compared with $855.9 million for the second quarter of 2002.

     - Pretax income was a record $151.3 million, an increase of 149 percent when compared with $60.9 million in the prior year quarter.

     - Pretax margins improved to 13.0 percent compared with 7.1 percent for the second quarter 2002.

Information Technology Group:

     - Record revenues for the second quarter 2003 were $375.2 million, an increase of 51 percent compared with $248.6 million for the second quarter of 2002.

     - Pretax income was a record $116.2 million, an increase of 116 percent when compared with $53.8 million in the prior year quarter.

     - Pretax margins improved to 31.0 percent compared with 21.6 percent for the second quarter 2002.

2003 Strategic Focus and Outlook

     Kennedy continued: "The second quarter also produced record mortgage applications, which should result in increased title order closings in the third quarter and strong results in the mortgage-related businesses of our Information Technology group. While interest rates have gradually increased in the last month from their historic lows, transaction volumes continue to be above normal levels of activity as mortgage rates remain very affordable."

     "First American's counter-cyclical businesses, such as the foreclosure and subprime credit businesses in the Mortgage Information and Credit Information segments, should benefit from the higher interest rate environment. The company's non-real estate businesses, such as auto credit and screening information, are less sensitive to interest rate changes and should continue to perform well if interest rates climb. The merger of First American's Screening Information business segment with US SEARCH.com Inc. closed in the second quarter, resulting in the formation of First Advantage Corporation (NASDAQ:
FADV). We are very excited about the benefits and opportunities this new public company will provide First American as the screening services industry continues to expand."
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First American Reports Record-Breaking Quarterly Results
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Teleconference/Webcast

     First American's second quarter results will be discussed in more detail on Wednesday, July 23, 2003, at 10 a.m. EDT, via teleconference. The dial-in number is (800) 779-3135 and the pass code is FIRST AMERICAN. The live audio webcast of the call will be available on First American's Web Site at www.firstam.com/investor. An audio replay of the conference call will be available through July 28, 2003, by dialing (402) 530-7966. An audio archive of the call will also be available for replay on First American's Web Site.

About First American

     The First American Corporation is a Fortune 500 company that traces its history to 1889. As the nation's leading diversified provider of business information, the company supplies businesses and consumers with information resources in connection with the major economic events of people's lives, such as getting a job; renting an apartment; buying a car, house, boat or airplane; securing a mortgage; opening or buying a business; and planning for retirement. The First American Family of Companies, many of which command leading market share positions in their respective industries, operate within seven primary business segments including: Title Insurance and Services, Specialty Insurance, Trust and Other Services, Mortgage Information, Property Information, Credit Information and Screening Information. With revenues of $4.70 billion in 2002, First American has nearly 25,000 employees in approximately 1,400 offices throughout the United States and abroad. More information about the company and an archive of its press releases can be found at www.firstam.com.

Forward Looking Statements

     Certain statements made in this press release, including those relating to title closings in the third quarter, results in mortgage-related businesses, benefits to foreclosure and subprime credit businesses and the performance of the company's non-real estate businesses are forward-looking. Risks and uncertainties exist that may cause results to differ materially from those set forth in these forward-looking statements. Factors that could cause the anticipated results to differ from those described in the forward-looking statements include: interest rate fluctuations; changes in the performance of the real estate markets; access to public records and other data; general volatility in the capital markets; changes in applicable government regulations; consolidation among the company's significant customers and competitors; the company's continued ability to identify businesses to be acquired; changes in the company's ability to integrate businesses which it acquires; and other factors described in the company's Annual Report on Form 10-K for the year ended Dec. 31, 2002, as filed with the Securities and Exchange Commission. The forward-looking statements speak only as of the date they are made. The company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

                       (Additional Financial Data Follows)

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First American Reports Record-Breaking Quarterly Results
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
                                                         Summary of Earnings
                                                (in thousands, except per share amounts)


                                                                   Three Months Ended                      Six Months Ended
                                                                        June 30                                 June 30
                                                              -----------------------------       --------------------------------
                                                                  2003               2002               2003                2002
                                                              -----------------------------       --------------------------------
Total revenues                                                $1,542,931          $1,091,530        $2,884,906          $2,133,732
Income before income taxes and minority interests              $ 239,753            $ 80,054         $ 403,246           $ 168,613
Income taxes                                                    $ 83,100            $ 26,300         $ 139,100            $ 57,300
Minority interests                                              $ 29,177            $ 13,633          $ 49,090            $ 27,117
Net income                                                     $ 127,476            $ 40,121         $ 215,056            $ 84,196
Net income per share:
    Basic                                                          $1.67               $0.56             $2.86               $1.19
    Diluted                                                        $1.47               $0.51             $2.53               $1.07
Weighted average shares outstanding:
    Basic                                                         76,420              71,454            75,289              70,725
    Diluted                                                       87,915              82,672            86,506              81,829

                                                Cash Provided by Operating Activities
                                                            (in thousands)

                                                                   Three Months Ended                      Six Months Ended
                                                                        June 30                                 June 30
                                                              -----------------------------       --------------------------------
                                                                  2003               2002               2003                2002
                                                              -----------------------------       --------------------------------

Cash provided by operating activities                          $ 279,372            $140,407         $ 362,212            $195,940


                                                   Summary Balance Sheet Information
                                                (in thousands, except per share amounts)

                                                                                                      June 30            December 31
                                                                                                    -------------------------------
                                                                                                        2003                2002
                                                                                                    -------------------------------

Total stockholders' equity                                                                          $1,642,672          $1,364,589
Book value per share                                                                                    $21.20              $18.53


                                                  Summary Title Insurance Order Counts
                                                          From Direct Operations

                                                                                                           Three Months Ended
                                                                                                                 June 30
                                                                                                    -------------------------------
                                                                                                        2003                2002
                                                                                                    -------------------------------

Title orders opened:
     April                                                                                             228,700             159,900
     May                                                                                               253,100             162,400
     June                                                                                              288,200             155,200
                                                                                               -----------------    ---------------
       Second quarter total                                                                            770,000             477,500
                                                                                               =================    ===============
Title orders closed:
     April                                                                                             178,200             136,400
     May                                                                                               174,700             130,000
     June                                                                                              180,200             115,100
                                                                                               -----------------    ---------------
       Second quarter total                                                                            533,100             381,500
                                                                                               =================    ===============

                       (Additional Financial Data Follows)

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First American Reports Record-Breaking Quarterly Results
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
                                                             Select Financial Data
                                                                 (in thousands)


                                                               Three Months Ended                           Six Months Ended
                                                                     June 30                                    June 30
                                                      -------------------------------------   --------------------------------------
                                                           2003                  2002                 2003                  2002
                                                      -------------------------------------   --------------------------------------
RESULTS OF OPERATIONS

 Revenues
      Operating revenues                                   $ 1,513,554         $ 1,084,581          $ 2,818,417         $ 2,107,921
       Investment and other income                              27,790              19,576               52,357              38,379
       Net realized investment gains (losses)                    1,587             (12,627)              14,132             (12,568)
                                                      -----------------   -----------------   ------------------   ----------------
                                                             1,542,931           1,091,530            2,884,906           2,133,732
                                                      -----------------   -----------------   ------------------   ----------------
 Expenses
      Salaries and other personnel costs                       439,769             363,918              846,986             709,243
      Premiums retained by agents                              408,784             308,839              774,493             593,133
      Other operating expenses                                 327,804             243,829              621,191             481,187
      Provision for title losses and other claims               79,403              52,697              146,642              99,796
      Depreciation and amortization                             26,555              25,084               52,570              49,232
      Premium taxes                                             12,010               8,393               22,466              15,592
      Interest                                                   8,853               8,716               17,312              16,936
                                                      -----------------   -----------------   ------------------   ----------------
                                                             1,303,178           1,011,476            2,481,660           1,965,119
                                                      -----------------   -----------------   ------------------   ----------------
 Income before income taxes and minority interests           $ 239,753            $ 80,054            $ 403,246           $ 168,613
                                                      =================   =================   ==================   ================


OPERATING REVENUES

Financial Services
     Title Insurance and Services:
          Direct operations                                  $ 581,965           $ 419,603          $ 1,066,273           $ 806,777
          Agency operations                                    508,758             378,622              957,754             735,419
                                                      -----------------   -----------------   ------------------   -----------------
                                                             1,090,723             798,225            2,024,027           1,542,196
     Specialty Insurance                                        50,889              33,580               97,033              62,892
     Trust and Other Services                                   10,202              11,538               20,107              22,694
                                                      -----------------   -----------------   ------------------   -----------------
                                                             1,151,814             843,343            2,141,167           1,627,782
                                                      -----------------   -----------------   ------------------   -----------------
Information Technology

     Mortgage Information                                      157,256             108,530              296,364             216,660
     Property Information                                       98,022              57,453              180,302             112,563
     Credit Information                                         69,116              50,548              131,644             103,547
     Screening Information                                      37,346              24,707               68,940              47,369
                                                      -----------------   -----------------   ------------------   ----------------
                                                               361,740             241,238              677,250             480,139
                                                      -----------------   -----------------   ------------------   ----------------
Total operating revenues                                   $ 1,513,554         $ 1,084,581          $ 2,818,417         $ 2,107,921
                                                      =================   =================   ==================   ================

INCOME BEFORE INCOME TAXES AND
    MINORITY INTERESTS

Financial Services
     Title Insurance and Services                            $ 140,035            $ 50,110            $ 226,801            $ 89,762
     Specialty Insurance                                         8,241               6,159               14,080              11,841
     Trust and Other Services                                    3,002               4,587                5,443               8,812
                                                      -----------------   -----------------   ------------------   -----------------
                                                               151,278              60,856              246,324             110,415
                                                      -----------------   -----------------   ------------------   -----------------
Information Technology
     Mortgage Information                                       62,653              29,551              108,450              61,057
     Property Information                                       32,390              15,021               55,833              26,665
     Credit Information                                         17,971               7,231               44,578              19,884
     Screening Information                                       3,218               1,966                3,733               2,748
                                                      -----------------   -----------------   ------------------   -----------------
                                                               116,232              53,769              212,594             110,354
                                                      -----------------   -----------------   ------------------   -----------------
Total before corporate expenses and
   minority interest                                           267,510             114,625              458,918             220,769
     Corporate expense                                          27,757              34,571               55,672              52,156
                                                      -----------------   -----------------   ------------------   ----------------
Income before income taxes and minority interests            $ 239,753            $ 80,054            $ 403,246           $ 168,613
                                                      =================   =================   ==================   ================

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First American Reports Record-Breaking Quarterly Results
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

                                                          Segment Margins
                                                (in thousands, except percentages)


                                                                 Three Months Ended June 30
                                    ------------------------------------------------------------------------------------------------
                                            Total revenues                         Pretax (A)                      Margins
                                    -------------------------------     -------------------------------     ------------------------
                                        2003             2002               2003              2002            2003          2002
                                    -------------    --------------     --------------    -------------     ----------    ----------

Financial Services

     Title Insurance and Services    $ 1,100,929         $ 808,092          $ 140,035         $ 50,110          12.7%          6.2%
     Specialty Insurance                  54,062            36,120              8,241            6,159          15.2%         17.1%
     Trust and Other Services             10,257            11,650              3,002            4,587          29.3%         39.4%
                                    -------------    --------------     --------------    -------------     ----------    ----------
                                     $ 1,165,248         $ 855,862          $ 151,278         $ 60,856          13.0%          7.1%
                                    =============    ==============     ==============    =============     ==========    ==========



Information Technology

     Mortgage Information              $ 160,937         $ 109,497           $ 62,653         $ 29,551          38.9%         27.0%
     Property Information                105,157            62,283             32,390           15,021          30.8%         24.1%
     Credit Information                   71,781            52,122             17,971            7,231          25.0%         13.9%
     Screening Information                37,374            24,700              3,218            1,966           8.6%          8.0%
                                    -------------    --------------     --------------    -------------     ----------    ----------
                                       $ 375,249         $ 248,602          $ 116,232         $ 53,769          31.0%         21.6%
                                    =============    ==============     ==============    =============     ==========    ==========


                                                                        Six Months Ended June 30
                                    ------------------------------------------------------------------------------------------------
                                             Total revenues                        Pretax (A)                          Margins
                                    -------------------------------     -------------------------------     ------------------------
                                        2003             2002               2003              2002            2003          2002
                                    -------------    --------------     --------------    -------------     ----------    ----------

Financial Services

     Title Insurance and Services    $ 2,045,320       $ 1,559,233          $ 226,801         $ 89,762          11.1%          5.8%
     Specialty Insurance                 102,646            67,687             14,080           11,841          13.7%         17.5%
     Trust and Other Services             20,108            22,786              5,443            8,812          27.1%         38.7%
                                    -------------    --------------     --------------    -------------     ----------    ----------
                                     $ 2,168,074       $ 1,649,706          $ 246,324        $ 110,415          11.4%          6.7%
                                    =============    ==============     ==============    =============     ==========    ==========

Information Technology

     Mortgage Information              $ 302,814         $ 219,049          $ 108,450         $ 61,057          35.8%         27.9%
     Property Information                192,598           120,756             55,833           26,665          29.0%         22.1%
     Credit Information                  149,827           108,754             44,578           19,884          29.8%         18.3%
     Screening Information                68,992            47,454              3,733            2,748           5.4%          5.8%
                                    -------------    --------------     --------------    -------------     ----------    ----------
                                       $ 714,231         $ 496,013          $ 212,594        $ 110,354          29.8%         22.2%
                                    =============    ==============     ==============    =============     ==========    ==========

(A) Income before income tax, minority interest and corporate expenses